SUMMARY PROSPECTUS
Johnson Opportunity Fund
Fund Tickers
Class I: JOPPX
Class S: JOSSX
May 1, 2026

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.johnsonmutualfunds.com. You can also get this information at no additional cost by calling (800) 541-0170 or by sending an email request to prospectus@johnsonmutualfunds.com.

Johnson Mutual Funds Trust
www.johnsonmutualfunds.com

TICKERS
Class I: JOPPX    Class S: JOSSX
INVESTMENT OBJECTIVE
Long term capital growth.
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.
	Class I	Class S
Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None	None
Exchange Fee	None	None
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Shareholder Servicing Fee	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.90%	1.15%
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:
	1 Year	3 Years	5 Years	10 Years
Class I	$92	$287	$498	$1,108
Class S	$117	$365	$633	$1,398
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘turns over’ its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 29.15% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The fund invests primarily in equity securities of small and medium sized U.S. companies (those with a market capitalization below $20 billion) that its Adviser believes offer opportunities for capital growth. The Adviser selects companies for the fund’s portfolio using a proprietary approach that blends quantitative and fundamental analysis. The Adviser begins with a quality test, which seeks companies that are judged to have productive capital allocation, a strong competitive position, financial strength, and high-quality earnings. The Adviser then assesses the stocks of those companies, using a multifactor quantitative process that measures valuation, profitability, momentum, earnings quality, growth, credit quality, capital use, and investor sentiment/technical factors. Finally, the Adviser’s dedicated sector analysts and generalist product team members use traditional fundamental research to select, from the candidates identified by the above-described qualitative and quantitative analysis, those stocks that the Adviser believes offer the best opportunities for investment. Equity securities include common stock, preferred stocks, and exchange traded funds (ETFs) that invest primarily in equity securities.
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Company Risk — The fund value may decrease in response to the activities and financial prospects of an individual company.
Management Risk — The Adviser’s judgments about the attractiveness, value, and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.

JOHNSON OPPORTUNITY FUND | SUMMARY PROSPECTUS | MAY 1, 2026

Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.
Preferred Stock Risk — Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends, but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights, and the Adviser may incorrectly analyze the security, resulting in a loss to the fund. Furthermore, preferred stock dividends are not guaranteed, and management can elect to forego the preferred dividend, resulting in a loss to the fund.
Risks of Exchange Traded Funds (“ETF”) —  Investment in an ETF carries security specific risk and market risk. The performance of an ETF may not completely replicate the performance of its underlying index. ETF shares may trade at a premium or discount to their NAV. The fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the fund, many of which may be duplicative. The cost of investing in the fund will generally be higher than the cost of investing directly in ETFs.
Small and Medium Sized Company Risk — In addition, the stocks of small and medium sized companies are subject to certain risks, including:
♦
possible dependence on a limited product line, limited financial resources or a limited management group.

♦
less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the fund to buy or sell the stocks.

♦
greater fluctuation in value than larger, more established company stocks.

Volatility Risk — Common stocks tend to be more volatile than other investment choices.
AVERAGE ANNUAL TOTAL RETURNS
The chart and table below show the variability of the fund’s returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year for the last 10 years. The table shows how the fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.
Best Quarter: 4Q2020, 21.39% Worst Quarter: 1Q2020, -26.93%
Average Annual Total Returns as of December 31, 2025
After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

JOHNSON OPPORTUNITY FUND | SUMMARY PROSPECTUS | MAY 1, 2026

	Class Inception Date	One Year	Five Year	Ten Year	Since Inception
Class I
Before taxes	5/16/1994	4.15%	8.94%	9.68%
After Taxes on Distributions		3.01%	7.27%	8.16%
After Taxes on Distributions and Sale of Fund Shares		3.30%	6.78%	7.52%
Class S
Before Taxes	9/15/2023	3.88%			10.54%
Russell 3000 Index		17.15%	13.15%	14.29%	15.42%
Russell 2500 Total Return Index		11.91%	7.26%	10.40%	15.01%*

*
For the Class S shares; inception date of 9/15/2023

The fund’s broad-based securities market index is the Russell 3000 Index, which measures the performance of roughly 3,000 largest U.S. companies based on total market capitalization.
The Russell 2500 Total Return Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, representing small to mid-cap (“smid” cap) U.S. equities, with dividends reinvested. This Index represents the market sector in which the fund invests and is utilized by the Adviser for measuring performance.
The index is unmanaged, market capitalization weighted, includes net reinvested dividends, does not reflect fees or expenses (which would lower return), and is not available for direct investment.
PORTFOLIO MANAGEMENT
INVESTMENT ADVISER
Johnson Investment Counsel, Inc.
PORTFOLIO MANAGERS
The fund is managed by a team of portfolio managers. Brian Kute, CFA, became the leader of the management team in 2003. Bryan Andress, CFA, and Chris Godbey, CFA, have been management team members since 2015 and 2016, respectively.
PURCHASE OR SALE OF FUND SHARES
Minimum Initial Investment
Class I: $1,000,000
Class S: $2,000
Minimum Additional Investment
$100
The Adviser may, at its sole discretion, waiver these minimums for existing clients of the Adviser and other related parties, as well as in certain other circumstances.
Shares may be purchased or redeemed at the fund’s net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. You may buy or sell shares on any business day. This includes any day that the fund is open for business, other than weekends, and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the fund’s Transfer Agent, Ultimus Fund Solutions, Regular/Express Mail, P.O. Box 46707, Cincinnati, OH 45246 or Overnight Mail, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. You may contact the Transfer Agent at 833-913-5253 or your Johnson Portfolio Manager at 800-541-0170 for information about how to purchase or redeem fund shares by check, wire, electronic bank transfer or exchange.
TAX INFORMATION
The dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes.